                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated June 1, 1997, (97-4), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:



1. The Monthly Report for the period from October 1, 1997 to October 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and



2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.



IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of November, 1997.



                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/ Phyllis A. Knight
                                  ---------------------------
                                  Phyllis A. Knight
                                  Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.7438%,6.22%,6.45%,6.65%,6.88%,7.03%,7.36%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                  OCTOBER 1997



                         CUSIP#'S   393505-UP5,UQ3,UR1,US9,UT7,UU4,UV2
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 11/17/97

                                                     Total $        Per $1,000
                                                      Amount         Original
                                                  --------------   ------------

Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                $7,790,439.83


(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                              0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                           7,790,439.83



A.    Interest
      (2)  Aggregate Interest

           a. Class A-1 Remittance Rate(5.7438%)          5.7438%
           b. Class A-1 Interest                       35,595.19     1.71130734
           c. Class A-2 Remittance Rate(6.22%)              6.22%
           d. Class A-2 Interest                      388,750.00     5.18333333
           e. Class A-3 Remittance Rate(6.45%)              6.45%
           f. Class A-3 Interest                      333,250.00     5.37500000
           g. Class A-4 Remittance Rate(6.65%)              6.65%
           h. Class A-4 Interest                      454,416.67     5.54166667
           i. Class A-5 Remittance Rate(6.88%)              6.88%
           j. Class A-5 Interest                      246,533.33     5.73333333
           k. Class A-6 Remittance Rate(7.03%)              7.03%
           l. Class A-6 Interest                      317,521.67     5.85833333
           m. Class A-7 Remittance Rate (7.36%
              unless the Weighted Average
              Contract rate is less than 7.36%)             7.36%
           n. Class A-7 Interest                      644,000.00     6.13333333

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.7438%,6.22%,6.45%,6.65%,6.88%,7.03%,7.36%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                             OCTOBER 1997 - Page 2



                         CUSIP#'S   393505-UP5,UQ3,UR1,US9,UT7,UU4,UV2
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 11/17/97


                                                     Total $        Per $1,000
                                                      Amount         Original
                                                  --------------   ------------

(3)    Amount applied to:
      a. Unpaid Class A Interest
            Shortfall                                        .00            .00



(4)   Remaining:

      a. Unpaid Class A Interest
            Shortfall                                        .00            .00


B.    Principal
      (5) Formula Principal Distribution
           Amount                                   3,598,955.45            N/A

          a. Scheduled Principal                      555,288.39            N/A
          b. Principal Prepayments                  3,235,744.71            N/A
          c. Liquidated Contracts                       9,937.76            N/A
          d. Repurchases                                     .00            N/A
          e. Current Month Advanced Principal         757,402.95            N/A
          f. Prior Month Advanced Principal          (959,418.36)           N/A

      (6) Pool Scheduled Principal Balance        503,118,975.26

     (6b) Adjusted Pool Principal Balance         502,361,572.31   913.38467693

     (6c) Pool Factor                                 0.91338468

      (7) Unpaid Class A Principal Shortfall
           (if any)following prior Remittance date           .00

      (8) Class A Percentage for such Remittance
           Date                                            92.29%

      (9) Class A Percentage for the following
           Remittance Date                                 92.24%

                         GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.7438%,6.22%,6.45%,6.65%,6.88%,7.03%,7.36%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                             OCTOBER 1997 - Page 3



                         CUSIP#'S   393505-UP5,UQ3,UR1,US9,UT7,UU4,UV2
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 11/17/97



     (10) Class A Principal Distribution:

          a. Class A-1                              3,598,955.45   173.02670433
          b. Class A-2                                       .00            .00
          c. Class A-3                                       .00            .00
          d. Class A-4                                       .00            .00
          e. Class A-5                                       .00            .00
          f. Class A-6                                       .00            .00


                                                     Total $        Per $1,000
                                                      Amount         Original
                                                  --------------   ------------


     (11) Class A-1 Principal Balance               3,161,572.31   151.99866875
    (11a) Class A-1 Pool Factor                        .15199867

     (12) Class A-2 Principal Balance              75,000,000.00   1000.0000000
    (12a) Class A-2 Pool Factor                       1.00000000

     (13) Class A-3 Principal Balance              62,000,000.00   1000.0000000
    (13a) Class A-3 Pool Factor                       1.00000000

     (14) Class A-4 Principal Balance              82,000,000.00   1000.0000000
    (14a) Class A-4 Pool Factor                       1.00000000

     (15) Class A-5 Principal Balance              43,000,000.00   1000.0000000
    (15a) Class A-5 Pool Factor                       1.00000000

     (16) Class A-6 Principal Balance              54,200,000.00   1000.0000000
    (16a) Class A-6 Pool Factor                       1.00000000

     (17) Class A-7 Principal Balance             105,000,000.00   1000.0000000
    (17a) Class A-7 Pool Factor                       1.00000000

     (18) Unpaid Class A Principal Shortfall
           (if any) following current Remittance
           Date                                              .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.7438%,6.22%,6.45%,6.65%,6.88%,7.03%,7.36%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                             OCTOBER 1997 - Page 4


                         CUSIP#'S   393505-UP5,UQ3,UR1,US9,UT7,UU4,UV2
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 11/17/97

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date



     (19) 31-59 days                                2,804,216.65             90

     (20) 60 days or more                           1,751,203.18             50

     (21) Current Month Repossessions                 364,679.85             12

     (22) Repossession Inventory                      516,295.44             19

     (23) Weighted Average Contract Rate                 9.99598


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in June 2001)



     (24) Average Sixty-Day Delinquency Ratio Test

          (a) Sixty-Day Delinquency Ratio for current Remittance Date       .45%

          (b) Average Sixty-Day Delinquency Ratio (arithmetic
              average of ratios for this month and two preceding
              months; June not exceed 3.5%)                                 .19%

     (25) Average Thirty-Day Delinquency Ratio Test

          (a) Thirty-Day Delinquency Ratio for current Remittance Date      .56%

          (b) Average Thirty-Day Delinquency Ratio (arithmetic
              average of ratios for this month and two preceding
              months; June not exceed 5.5%)                                 .46%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.7438%,6.22%,6.45%,6.65%,6.88%,7.03%,7.36%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                             OCTOBER 1997 - Page 5



                         CUSIP#'S   393505-UP5,UQ3,UR1,US9,UT7,UU4,UV2
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 11/17/97



     (26) Cumulative Realized Losses Test
          (a) Cumulative Realized Losses for the current Remittance
              Date (as a percentage of Cut-off Date Pool Principal
              Balance; June not exceed 5.5% from April 1, 2001 to
              Mar 31, 2002, 6.5% from April 1, 2002 to Mar.31,
              2003, 8.5% from April 1, 2003 to Mar. 31, 2004 and
              and 9.5% thereafter)                                            0%

     (27) Current Realized Losses Test
          (a) Current Realized Losses for current Remittance Date      4,224.32

          (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
              June not exceed 2.25%)                                        .01%



     (28) Class M-1 Principal Balance Test
          (a) The sum of Class M-1 Principal Balance and Class B
              Principal Balance (before distributions on current
              Remittance Date) divided by Pool Scheduled Principal
              Balance as of preceding Remittance Date (must equal
              or exceed 23.25%)                                           15.42%

     (29) Class B Principal Balance Test
          (a) Class B Principal Balance (before any distributions
              on current Remittance Date) as of such Remittance date
              greater than $7,437,576.00                                    .00

          (b) Class B Principal Balance (before any distributions
              on current Remittance Date) divided by pool Scheduled
              Principal Balance as of preceding Remittance Date is
              equal to or greater than 11.25%                              7.71%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.22%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                             OCTOBER 1997 - Page 6



                         CUSIP#'S   393505-UW0
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 11/17/97



                                                     Total $        Per $1,000
                                                      Amount         Original
                                                  --------------   ------------

CLASS M1 CERTIFICATES
---------------------
     (30) Amount available (including Monthly
          Servicing Fee)                            1,771,417.52

     A. Interest
     (31)  Aggregate interest
           a. Class M-1 Remittance Rate (7.22%,
              unless Weighted Average Contract
              Rate is below 7.22%)                          7.22%

           b. Class M-1 Interest                      234,650.00     6.01666667

     (32)  Amount applied to Class M-1 Interest
           Deficiency Amount                                 .00              0

     (33)  Remaining unpaid Class M-1 Interest
           Deficiency Amount                                 .00              0

     (34)  Amount Applied to:
           a. Unpaid Class M-1 Interest Shortfall            .00              0

     (35)  Remaining:
           a. Unpaid Class M-1 Interest Shortfall            .00              0

     B. Principal
     (36)  Formula Principal Distribution Amount             .00            N/A
           a. Scheduled Principal                            .00            N/A
           b. Principal Prepayments                          .00            N/A
           c. Liquidated Contracts                           .00            N/A
           d. Repurchases                                    .00            N/A

     (37)  Class M-1 Principal Balance             39,000,000.00  1000.00000000
    (37a)  Class M-1 Pool Factor                      1.00000000

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.73%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             OCTOBER 1997 - Page 7



                         CUSIP#'S   393505-UX8,UY6
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 11/17/97



     (38) Class M-1 Percentage for such Remittance
          Date                                               .00%


                                                     Total $        Per $1,000
                                                      Amount         Original
                                                  --------------   ------------

     (39) Class M-1 Principal Distribution:
           a. Class M-1 (current)                            .00     0.00000000

           b. Unpaid Class M-1 Principal Shortfall
              (if any) following prior Remittance
              Date                                           .00


   (40) Unpaid Class M-1 Principal Shortfall
        (if any) following current Remittance Date           .00

   (41) Class M-1 Percentage for the following
        Remittance Date                                      .00%

Class B1 Certificates
---------------------

   (1) Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including Monthly
       Servicing Fee)                               1,536,767.52

   (2) Class B-1 Remittance Rate (7.23% unless
       Weighted Average Contract Rate is below 7.23%)       7.23%

   (3) Aggregate Class B1 Interest                    125,320.00     6.02500000

   (4) Amount applied to Unpaid Class
       B1 Interest Shortfall                                 .00            .00

   (5) Remaining unpaid Class B1
       Interest Shortfall                                    .00            .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.73%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             OCTOBER 1997 - Page 8


                         CUSIP#'S   393505-UX8,UY6
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 11/17/97



   (6) Amount applied to Class B1 Interest
       Deficiency Amount                                     .00

   (7) Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                     .00

   (8) Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date              .00

  (8a) Class B Percentage for such Remittance Date           .00


                                                     Total $        Per $1,000
                                                      Amount         Original
                                                  --------------   ------------

   (9) Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)                .00

 (10a) Class B1 Principal Shortfall                          .00

 (10b) Unpaid Class B1 Principal Shortfall                   .00

  (11) Class B Principal Balance                   39,000,000.00

  (12) Class B1 Principal Balance                  20,800,000.00

 (12a) Class B1 Pool Factor                           1.00000000



Class B2 Certificates
---------------------

  (13) Remaining Amount Available                   1,411,447.52

  (14) Class B-2 Remittance Rate (7.73%
       unless Weighted Average Contract
       Rate is less than 7.73%)                             7.73%

  (15) Aggregate Class B2 Interest                    117,238.33     6.44166667

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.73%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             OCTOBER 1997 - Page 9



                         CUSIP#'S   393505-UX8,UY6
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 11/17/97



  (16)  Amount applied to Unpaid Class
        B2 Interest Shortfall                                .00            .00

  (17)  (Remaining Unpaid Class B2 Interest Shortfall        .00            .00

  (18)  Unpaid Class B2 Principal Shortfall
        (if any) following prior Remittance Date             .00

  (19)  Class B2 Principal Liquidation Loss Amount           .00

  (20)  Class B2 Principal (zero until Class
        B1 paid down; thereafter, Class B
        Percentage of Formula Principal
        Distribution Amount)                                 .00

  (21)  Guarantee Payment                                    .00

  (22)  Class B2 Principal Balance                 18,200,000.00
 (22a)  Class B2 Pool Factor                          1.00000000



                                                   Total $          Per $1,000
                                                    Amount           Original
                                                  --------------   ------------

  (23)  Monthly Servicing Fee (Deducted from
        Certificate Account balance to arrive at
        Amount Available if the Company or Green
        Tree Financial Corporation is not the
        Servicer; deducted from funds remaining
        after payment of Class A Distribution
        Amount, Class M-1 Distribution Amount,
        Class B-1 Distribution Amount and Class
        B-2 Distribution Amount; if the Company
        or Green Tree Financial Corporation
        is the Servicer)                              211,216.64


  (24)  3% Guarantee                                1,082,992.55

  (25)  Class C Residual Payment                             .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.73%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             OCTOBER 1997 - Page 10



                         CUSIP#'S   393505-UX8,UY6
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 11/17/97



  (26)  Class M-1 Interest Deficiency on such
        Remittance Date                                      .00

  (27)  Class B-1 Interest Deficiency on such
        Remittance Date                                      .00

  (28)  Repossessed Contracts                         364,679.85

  (29)  Repossessed Contracts Remaining
        in Inventory                                  516,295.44